CLASS I SHARES

BISHOP STREET FUNDS®

SHORT-DURATION BOND FUND
(BSSDX)

SUMMARY PROSPECTUS
MAY 31, 2016

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/quick/prspect. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, each dated May 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

BISHOP STREET FUNDS

Your Avenue To Sound Investment

■■■	INVESTMENT OBJECTIVE

The investment objective of the Bishop Street Short-Duration Bond Fund (the “Fund”) is to provide high total return, consistent with the preservation of capital and the maintenance of liquidity.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)		1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.25%

Other Expenses		0.30%

Shareholder Servicing Fees	0.10%

Other Operating Expenses[1]	0.20%

Total Annual Fund Operating Expenses		0.55%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this policy, bonds include a variety of fixed-income securities, including mortgage-backed securities, issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including government-sponsored enterprises. The Fund only invests in securities that are rated investment-grade by at least one major nationally recognized statistical rating organization at the time of purchase.

The Fund may invest in securities with any maturity or duration, but seeks to maintain an average duration similar to that of the Barclays Capital 1-3 Year U.S. Government Index, which generally ranges between zero and three years. Duration measures how changes in interest rates affect the value of a fixed income security. For example, a three-year duration means that the fixed income security will decrease in value by 3% if interest rates rise 1%, and increase in value by 3% if interest rates fall 1%. Thus, the shorter the duration, the less volatile the security.

In determining which securities to buy and sell for the Fund, the Adviser considers a security’s yield, maturity, duration, asset class and issuer, and invests in those securities that it believes offer the Fund the best opportunity to achieve its investment objective.

■■■	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Given the historically low interest rate environment, risks associated with rising rates are heightened. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Mortgage-Backed Securities Risk

In addition to the general risks associated with fixed income securities, mortgage-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, maturity and duration of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

■	U.S. Government Securities Risk

The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

■	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

■■■	PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Messrs. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, and Joshua Lam, Vice President and Portfolio Manager, have co-managed the Fund since its inception in 2016.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $10,000 ($5,000 for those investing in an IRA). Subsequent investments must be at least $500. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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